THIRD QUARTER 2013

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC.
FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” , or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC (“Chrysler”); the profitability and financial condition of GM and Chrysler; resolution of the bankruptcy filings by Residential Capital, LLC and certain of its subsidiaries; our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

3Q 2013 Preliminary Results	2

ALLY FINANCIAL INC.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-16

Supplemental Detail
Capital	17
Liquidity	18
Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Ownership	22

3Q 2013 Preliminary Results	3

ALLY FINANCIAL INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Selected Income Statement Data
Net financing revenue (ex. OID)	$801	$689	$697	$667	$548	$112	$253
Total other revenue	371	402	386	480	775	(31)	(404)
Total net revenue (ex. OID)	1,172	1,091	1,083	1,147	1,323	81	(151)
Provision for loan losses	141	89	131	93	105	52	36
Controllable expenses (1)	494	519	578	638	552	(26)	(59)
Other noninterest expenses	268	282	380	313	293	(13)	(24)
Core pre-tax income (loss) (2)	$269	$201	$(6)	$103	$373	$68	$(104)
Core OID amortization expense (3)	64	61	57	56	76	3	(12)
Income tax (benefit) expense	28	40	(123)	(887)	46	(12)	(18)
Income (loss) from discontinued operations	(86)	(1,027)	1,033	466	133	941	(219)
Net income (loss)	$91	$(927)	$1,093	$1,400	$384	$1,018	$(293)

Selected Balance Sheet Data (Period-End)
Total assets	$150,556	$150,627	$166,199	$182,347	$182,482	$(71)	$(31,926)
Consumer loans	65,222	65,298	64,686	63,536	80,634	(76)	(15,412)
Commercial loans (4)	30,059	31,695	34,437	35,519	40,625	(1,636)	(10,566)
Assets of discontinued operations held-for-sale	5,913	5,529	19,063	32,176	375	384	5,538
Allowance for loan losses	(1,198)	(1,183)	(1,197)	(1,170)	(1,423)	(15)	225
Deposits	52,031	50,125	50,326	47,915	49,872	1,906	2,159
Common equity (5)	12,121	12,225	13,534	12,958	11,734	(104)	387
Total equity	19,061	19,165	20,474	19,898	18,674	(104)	387

Select Financial Ratios
Net interest margin (6)	2.3%	2.0%	2.1%	1.9%	1.6%
Return on average total equity (annualized)	1.9%	-18.7%	21.7%	29.6%	8.3%
Return on average assets (annualized)	0.2%	-2.4%	2.5%	3.1%	0.8%

Capital Ratios
Tier 1 capital ratio	15.4%	15.4%	14.6%	13.1%	13.6%
Tier 1 common capital ratio (7)	7.9%	8.0%	7.9%	7.0%	7.3%
Total risk-based capital ratio	16.4%	16.5%	15.6%	14.1%	14.6%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and 2010 issuances

(4) Includes notes receivable from General Motors

(5) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(6) Continuing operations only. Excludes OID amortization expense

(7) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

3Q 2013 Preliminary Results	4

ALLY FINANCIAL INC.
CONSOLIDATED INCOME STATEMENT

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,119	$1,139	$1,135	$1,165	$1,141	$(20)	$(22)
Interest on loans held-for-sale	-	3	16	24	23	(3)	(23)
Interest on trading securities	-	-	-	-	-	-	-
Interest and dividends on available-for-sale investment securities	85	76	68	77	64	9	21
Interest-bearing cash	3	2	3	5	8	1	(5)
Operating leases	832	788	734	680	631	44	201
Total financing revenue and other interest income	2,039	2,008	1,956	1,951	1,867	31	172
Interest expense
Interest on deposits	163	162	164	164	158	1	5
Interest on short-term borrowings	15	16	16	15	20	(1)	(5)
Interest on long-term debt	609	703	701	768	851	(94)	(242)
Total interest expense	787	881	881	947	1,029	(94)	(242)
Depreciation expense on operating lease assets	515	499	435	393	366	16	149
Net financing revenue	737	628	640	611	472	109	265
Other revenue
Servicing fees	13	19	82	83	91	(6)	(78)
Servicing asset valuation and hedge activities, net	-	(12)	(201)	(78)	134	12	(134)
Total servicing income, net	13	7	(119)	5	225	6	(212)
Insurance premiums and service revenue earned	251	258	259	262	262	(7)	(11)
Gain on mortgage and automotive loans, net	15	(1)	38	131	142	16	(127)
Loss on extinguishment of debt	(42)	-	-	(148)	-	(42)	(42)
Other gain on investments, net	41	64	51	16	(23)	(23)	64
Other income, net of losses	93	74	157	214	169	19	(76)
Total other revenue	371	402	386	480	775	(31)	(404)
Total net revenue	1,108	1,030	1,026	1,091	1,247	78	(139)
Provision for loan losses	141	89	131	93	105	52	36
Noninterest expense
Compensation and benefits expense	245	252	285	276	257	(7)	(12)
Insurance losses and loss adjustment expenses	85	146	115	117	90	(61)	(5)
Other operating expenses	432	403	558	558	498	29	(66)
Total noninterest expense	762	801	958	951	845	(39)	(83)
Income (loss) from continuing operations before income tax expense	205	140	(63)	47	297	65	(92)
Income tax (benefit) expense from continuing operations	28	40	(123)	(887)	46	(12)	(18)
Net income from continuing operations	177	100	60	934	251	77	(74)
Income (loss) from discontinued operations, net of tax	(86)	(1,027)	1,033	466	133	941	(219)
Net income (loss)	$91	$(927)	$1,093	$1,400	$384	$1,018	$(293)

(1) Includes other interest income, net

3Q 2013 Preliminary Results	5

ALLY FINANCIAL INC.
CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2013	9/30/2012
Assets
Cash and cash equivalents
Noninterest-bearing	$1,063	$1,292	$1,043	$1,073	$1,305	$(229)	$(242)
Interest-bearing	5,486	6,482	6,394	6,440	15,852	(996)	(10,366)
Total cash and cash equivalents	6,549	7,774	7,437	7,513	17,157	(1,225)	(10,608)
Investment securities	17,967	17,015	15,752	14,178	13,770	952	4,197
Loans held-for-sale, net	82	102	718	2,576	1,937	(20)	(1,855)
Finance receivables and loans, net						-	-
Finance receivables and loans, net	95,281	96,993	99,123	99,055	121,259	(1,712)	(25,978)
Allowance for loan losses	(1,198)	(1,183)	(1,197)	(1,170)	(1,423)	(15)	225
Total finance receivables and loans, net	94,083	95,810	97,926	97,885	119,836	(1,727)	(25,753)
Investment in operating leases, net	17,254	16,085	14,828	13,550	12,708	1,169	4,546
Mortgage servicing rights	-	-	917	952	902	-	(902)
Premiums receivables and other insurance assets	1,649	1,611	1,608	1,609	1,861	38	(212)
Other assets	7,059	6,701	7,950	11,908	13,936	358	(6,877)
Assets of operations held-for-sale (1)	5,913	5,529	19,063	32,176	375	384	5,538
Total assets	$150,556	$150,627	$166,199	$182,347	$182,482	$(71)	$(31,926)

Liabilities
Deposit liabilities
Noninterest-bearing	$66	$72	$844	$1,977	$2,487	$(6)	$(2,421)
Interest-bearing	51,965	50,053	49,482	45,938	47,385	1,912	4,580
Total deposit liabilities	52,031	50,125	50,326	47,915	49,872	1,906	2,159
Short-term borrowings	6,015	4,197	7,618	7,461	5,877	1,818	138
Long-term debt	60,701	64,534	67,621	74,561	93,119	(3,833)	(32,418)
Interest payable	978	999	972	932	1,590	(21)	(612)
Unearned insurance premiums and service revenue	2,332	2,301	2,286	2,296	2,693	31	(361)
Accrued expense and other liabilities	4,836	5,043	3,669	6,585	10,403	(207)	(5,567)
Liabilities of operations held-for-sale	4,602	4,263	13,233	22,699	254	339	4,348
Total liabilities	$131,495	$131,462	$145,725	$162,449	$163,808	$33	$(32,313)

Equity
Common stock and paid-in capital	$19,669	$19,668	$19,668	$19,668	$19,668	$1	$1
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	0	0
Preferred stock	1,255	1,255	1,255	1,255	1,255	(0)	(0)
Accumulated deficit	(7,365)	(7,256)	(6,128)	(7,021)	(8,220)	(109)	855
Accumulated other comprehensive (loss) income	(183)	(187)	(6)	311	286	4	(469)
Total equity	19,061	19,165	20,474	19,898	18,674	(104)	387
Total liabilities and equity	$150,556	$150,627	$166,199	$182,347	$182,482	$(71)	$(31,926)

(1) Assets and liabilities of discontinued operations were reclassified as held-for-sale in 4Q 2012

3Q 2013 Preliminary Results	6

ALLY FINANCIAL INC.
CONSOLIDATED AVERAGE BALANCE SHEET (1)(2)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012	6/30/2013	9/30/2012
Assets
Interest-bearing cash and cash equivalents	$7,150	$6,059	$6,565	$8,970	$13,517	$1,091	$(6,367)
Investment securities	15,724	14,580	13,921	13,051	11,414	1,144	4,310
Loans held-for-sale, net	67	297	2,027	2,899	2,731	(230)	(2,664)
Total finance receivables and loans, net (3)	94,999	97,840	98,595	98,029	95,180	(2,841)	(181)
Investment in operating leases, net	16,744	15,616	14,205	13,125	11,810	1,128	4,934
Total interest earning assets	134,684	134,392	135,313	136,074	134,652	292	32
Noninterest-bearing cash and cash equivalents	1,546	1,708	1,967	1,623	1,489	(162)	57
Other assets (4)	15,463	16,698	38,257	46,982	47,498	(1,235)	(32,035)
Allowance for loan losses	(1,197)	(1,197)	(1,172)	(1,189)	(1,211)	-	14
Total assets	$150,496	$151,601	$174,365	$183,490	$182,428	$(1,105)	$(31,932)

Liabilities
Interest-bearing deposit liabilities	$50,886	$49,522	$47,985	$44,296	$42,470	$1,364	$8,416
Short-term borrowings	4,505	3,937	4,585	4,259	3,389	568	1,116
Long-term debt (5)	63,333	65,450	71,957	78,202	78,130	(2,117)	(14,797)
Total interest-bearing liabilities (5)	118,724	118,909	124,527	126,757	123,989	(185)	(5,265)
Noninterest-bearing deposit liabilities	67	274	1,579	2,228	2,503	(207)	(2,436)
Other liabilities (4)	12,664	12,600	28,087	35,568	37,417	64	(24,753)
Total liabilities	$131,455	$131,783	$154,193	$164,553	$163,909	$(328)	$(32,454)

Equity
Total equity	$19,041	$19,818	$20,172	$18,937	$18,519	$(777)	$522
Total liabilities and equity	$150,496	$151,601	$174,365	$183,490	$182,428	$(1,105)	$(31,932)

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Prior periods exclude ResCap

(3) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(4) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(5) QTD: Average balance includes $1,631 million and $1,873 million related to original issue discount at September 2013 and September 2012, respectively. Interest expense includes original issue discount amortization of $64 million and $76 million as of September 2013 and September 2012, respectively

3Q 2013 Preliminary Results	7

ALLY FINANCIAL INC.
SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Automotive Finance	$339	$382	$343	$371	$337	$(43)	$2
Insurance	83	45	61	27	13	38	70
Dealer Financial Services	422	427	404	398	350	(5)	72
Mortgage	(4)	(43)	(204)	99	331	39	(335)
Corporate and Other (ex. OID) (1)	(149)	(183)	(206)	(394)	(308)	34	159
Core pre-tax income (loss) (2)	$269	$201	$(6)	$103	$373	$68	$(104)
Core OID amortization expense	64	61	57	56	76	3	(12)
Income tax expense (benefit)	28	40	(123)	(887)	46	(12)	(18)
Income (loss) from discontinued operations	(86)	(1,027)	1,033	466	133	941	(219)
Net income (loss)	$91	$(927)	$1,093	$1,400	$384	$1,018	$(293)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with new debt issuances and bond exchanges. Corporate and Other also includes the Commercial Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense

3Q 2013 Preliminary Results	8

ALLY FINANCIAL INC.
AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Income Statement
Net financing revenue
Consumer	$763	$750	$729	$739	$719	$13	$44
Commercial (1)	246	268	281	294	283	(22)	(37)
Loans held-for-sale	-	-	-	-	4	-	(4)
Operating leases	832	788	734	680	631	44	201
Other interest income	5	6	7	10	12	(1)	(7)
Total financing revenue and other interest income	1,846	1,812	1,751	1,723	1,649	34	197
Interest expense	531	536	543	554	555	(5)	(24)
Depreciation expense on operating lease assets	515	499	435	393	366	16	149
Net financing revenue	800	777	773	776	728	23	72
Other revenue
Servicing fees	13	16	19	23	26	(3)	(13)
Gain on automotive loans, net	-	-	-	-	2	-	(2)
Other income	52	44	63	35	47	8	5
Total other revenue	65	60	82	58	75	5	(10)
Total net revenue	865	837	855	834	803	28	62
Provision for loan losses	150	88	112	59	101	62	49
Noninterest expense
Compensation and benefits	110	104	113	112	99	6	11
Other operating expenses	266	263	287	292	266	3	-
Total noninterest expense	376	367	400	404	365	9	11
Income before income tax expense	$339	$382	$343	$371	$337	$(43)	$2

Balance Sheet (Period-End) (2)
Cash, trading and investment securities	$10	$10	$10	$10	$30	$-	$(20)
Loans held-for-sale	-	-	-	-	-	-	-
Finance receivables and loans, net:
Consumer loans	56,447	56,028	55,014	53,715	70,847	419	(14,400)
Commercial loans (1)	28,525	30,263	31,944	32,894	37,437	(1,738)	(8,912)
Allowance for loan losses	(741)	(706)	(698)	(670)	(929)	(35)	188
Total finance receivables and loans, net	$84,231	$85,585	$86,260	$85,939	$107,355	$(1,354)	$(23,124)
Investment in operating leases, net	17,254	16,085	14,828	13,550	12,708	1,169	4,546
Other assets	1,300	821	1,165	1,389	3,079	479	(1,779)
Assets of operations held-for-sale	5,814	4,984	16,619	27,523	80	830	5,734
Total assets	$108,609	$107,485	$118,882	$128,411	$123,252	$1,124	$(14,643)

(1) Includes notes receivable from General Motors and intercompany

(2) Assets of International Operations were classified as held for sale beginning in Q4 2012

3Q 2013 Preliminary Results	9

ALLY FINANCIAL INC.
AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
U.S. Market
SAAR (units in millions)	15.7	15.3	15.2	15.0	14.5	0.3	1.2
Industry light vehicle sales (units in millions)	3.9	4.1	3.7	3.6	3.6	(0.2)	0.3
GM market share	17.7%	18.4%	18.1%	17.6%	18.0%
Chrysler market share	11.4%	11.7%	11.7%	11.2%	11.5%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.1	$1.3	$1.3	$1.4	$0.9	$(0.2)	$0.1
GM new retail standard	1.7	1.6	1.5	1.5	1.6	0.1	0.1
Chrysler new retail subvented	-	0.2	0.2	0.3	0.5	(0.2)	(0.5)
Chrysler new retail standard	0.8	1.0	1.0	1.1	1.1	(0.2)	(0.4)
Diversified new	0.6	0.6	0.5	0.5	0.6	0.0	0.1
Lease	2.8	2.8	2.7	2.1	2.6	0.1	0.3
Used	2.6	2.5	2.5	2.1	2.3	0.1	0.3
Total originations	$9.6	$9.8	$9.7	$8.9	$9.6	$(0.2)	$0.0

U.S. Consumer Penetration
GM	28.4%	29.4%	30.6%	28.4%	29.0%
Chrysler	9.8%	15.6%	23.6%	22.0%	25.4%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$24.8	$26.6	$28.5	$29.5	$26.8	$(1.8)	$(1.9)
Other dealer loans	3.6	3.6	3.4	3.3	3.2	0.1	0.5
Total Commercial outstandings	$28.5	$30.2	$31.9	$32.8	$29.9	$(1.7)	$(1.5)

U.S. Floorplan Penetration (2)
GM penetration	66.5%	68.0%	68.6%	69.2%	70.3%
Chrysler penetration	49.0%	52.4%	53.9%	54.9%	56.5%

U.S. Off-Lease Remarketing (3)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$18,017	$16,705	$16,306	$17,122	NM	$1,311	NM
Off-lease vehicles terminated - On-balance sheet (# in units)	36,811	34,159	31,924	19,789	15,502	2,652	21,309

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average

(3) U.S. off-lease remarketing sales proceeds for 36 month leases are not meaningful (NM) in certain prior periods as originations of this lease type were immaterial in 1Q09, 2Q09, 3Q09 and 4Q09

3Q 2013 Preliminary Results	10

ALLY FINANCIAL INC.
INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Income Statement
Insurance premiums and other income
Insurance premiums and service revenue earned	$251	$258	$259	$262	$262	$(7)	$(11)
Investment income	55	77	58	34	(21)	(22)	76
Other income	3	5	3	5	6	(2)	(3)
Total insurance premiums and other income	309	340	320	301	247	(31)	62
Expense
Insurance losses and loss adjustment expenses	85	146	115	117	90	(61)	(5)
Acquisition and underwriting expenses
Compensation and benefit expense	15	16	15	16	13	(1)	2
Insurance commission expense	93	94	92	96	93	(1)	(0)
Other expense	33	39	37	45	38	(6)	(5)
Total acquisition and underwriting expense	141	149	144	157	144	(8)	(3)
Total expense	226	295	259	274	234	(69)	(8)
Income from cont. ops before income tax expense	$83	$45	$61	$27	$13	$38	$70

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,433	$5,466	$5,510	$5,144	$5,670	$(33)	$(237)
Finance receivables and loans, net	-	5	5	5	5	(5)	(5)
Premiums receivable and other insurance assets	1,657	1,620	1,617	1,619	2,004	37	(347)
Other assets	233	245	240	513	462	(12)	(229)
Assets of operations held-for-sale	-	-	959	1,158	320	-	(320)
Total assets	$7,323	$7,336	$8,331	$8,439	$8,461	$(13)	$(1,138)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$267	$276	$233	$239	$285	$(9)	$(18)
Corporate	0	(4)	1	1	1	4	(1)
Total written premiums and revenue	$267	$271	$234	$240	$286	$(4)	$(19)

Loss ratio	33.7%	56.3%	44.1%	44.8%	34.1%
Underwriting expense ratio	55.9%	56.6%	55.5%	59.3%	54.6%
Combined ratio	89.6%	112.9%	99.7%	104.1%	88.7%

(1) Includes Canadian Personal Lines totaling $3 million for 4Q12 and $17 million for 3Q12

3Q 2013 Preliminary Results	11

ALLY FINANCIAL INC.
MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Income Statement
Net financing revenue
Total financing revenue and other interest income	$83	$93	$122	$146	$159	$(10)	$(76)
Interest expense	70	78	88	108	114	(8)	(44)
Net financing revenue	13	15	34	38	45	(2)	(32)
Servicing fees	-	3	63	60	65	(3)	(65)
Servicing asset valuation and hedge activities, net	-	(12)	(201)	(78)	134	12	(134)
Total servicing income, net	-	(9)	(138)	(18)	199	9	(199)
Gain on mortgage loans, net	15	(1)	38	131	140	16	(125)
Other income, net of losses	4	4	81	143	107	-	(103)
Total other revenue	19	(6)	(19)	256	446	25	(427)
Total net revenue	32	9	15	294	491	23	(459)
Provision for loan losses	(12)	6	20	33	5	(18)	(17)
Noninterest expense
Compensation and benefits expense	7	3	25	29	25	4	(18)
Representation and warranty expense	22	(2)	83	(0)	30	24	(7)
Other operating expense	19	45	91	133	100	(26)	(82)
Total noninterest expense	48	46	199	162	155	2	(107)
Income (loss) from cont. ops before income tax expense	$(4)	$(43)	$(204)	$99	$331	$39	$(335)

Balance Sheet (Period-End)
Cash, trading and investment securities	$-	$-	$-	$-	$-	$-	$-
Loans held-for-sale	63	56	701	2,490	1,927	7	(1,864)
Finance receivables and loans, net:
Consumer loans	8,772	9,270	9,672	9,821	9,787	(498)	(1,015)
Commercial loans	-	-	-	-	686	-	(686)
Allowance for loan losses	(407)	(431)	(451)	(452)	(447)	24	40
Total finance receivables and loans, net	$8,365	$8,839	$9,221	$9,369	$10,026	$(474)	$(1,661)
Mortgage servicing rights	-	-	917	952	902	-	(902)
Other assets (1)	134	166	445	1,933	4,149	(32)	(4,015)
Total assets	$8,562	$9,061	$11,284	$14,744	$17,004	$(499)	$(8,442)

Key Statistics ($ in billions)
Mortgage loan production (2)
Prime conforming	$-	$0.5	$5.6	$9.1	$7.3	$(0.5)	$(7.3)
Prime non-conforming	-	0.2	0.5	0.6	0.5	(0.2)	(0.5)
Government	-	0.0	0.0	0.1	0.3	(0.0)	(0.3)
Total mortgage loan production	$-	$0.7	$6.1	$9.8	$8.2	$(0.7)	$(8.2)

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

(2) Excludes ResCap

3Q 2013 Preliminary Results	12

ALLY FINANCIAL INC.
CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Income Statement
Net financing loss
Total financing revenue and other interest income	$79	$71	$53	$42	$26	$8	$53
Interest expense
Core original issue discount amortization	64	61	57	56	76	3	(12)
Other interest expense	107	189	175	211	265	(82)	(158)
Total interest expense	171	250	232	267	341	(79)	(170)
Net financing loss	(92)	(179)	(179)	(225)	(315)	87	223
Other revenue
Loss on extinguishment of debt	(42)	-	-	(148)	-	(42)	(42)
Other gain on investments, net	-	-	3	2	7	-	(7)
Other income, net of losses (1)	36	23	12	33	14	13	22
Total other (loss) revenue	(6)	23	15	(113)	21	(29)	(27)
Total net expense	(98)	(156)	(164)	(338)	(294)	58	196
Provision for loan losses	3	(5)	(1)	1	(1)	8	4
Noninterest expense
Compensation and benefits expense	113	129	132	119	120	(16)	(7)
Other operating expense (2)	(1)	(36)	(32)	(8)	(29)	35	28
Total noninterest expense	112	93	100	111	91	19	21
Loss from cont. ops before income tax expense	$(213)	$(244)	$(263)	$(450)	$(384)	$31	$171

Balance Sheet (Period-End)
Cash, trading and investment securities	$19,073	$19,313	$17,669	$16,537	$25,227	$(240)	$(6,154)
Loans held-for-sale	19	46	17	86	10	(27)	9
Finance receivables and loans, net
Consumer loans	3	-	-	-	-	3	3
Commercial loans (3)	1,534	1,427	2,488	2,620	2,497	107	(963)
Allowance for loan losses	(50)	(46)	(48)	(48)	(47)	(4)	(3)
Total finance receivables and loans, net	1,487	1,381	2,440	2,572	2,450	106	(963)
Other assets	5,384	5,460	6,091	8,063	6,103	(76)	(719)
Assets of operations held-for-sale	99	545	1,485	3,495	(25)	(446)	124
Total assets	$26,062	$26,745	$27,702	$30,753	$33,765	$(683)	$(7,703)

OID Amortization Schedule (4)	2013	2014	2015 and After
Remaining Core OID Amortization (as of 9/30/2013)	$67	$176	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans

(2) Includes reductions of $181 million for September 30, 2013, $178 million for June 30, 2013, $193 million for March 31, 2013, $210 million for December 31, 2012 and $202 million for September 30, 2012 related to the allocation of corporate overhead expenses to other segments. The receiving segments record their allocation of corporate overhead expense within other operating expense

(3) Includes Intercompany

(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

3Q 2013 Preliminary Results	13

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Ending loan balance	$95,281	$96,993	$99,123	$99,055	$121,259	$(1,712)	$(25,978)
30+ Accruing DPD	$1,265	$1,084	$930	$1,145	$1,051	$181	$214
30+ Accruing DPD %	1.3%	1.1%	0.9%	1.2%	0.9%
Non-performing loans (NPLs)	$783	$1,006	$938	$858	$1,130	$(223)	$(347)
Net charge-offs (NCOs)	$126	$103	$114	$154	$125	$23	$1
Net charge-off rate (2)	0.5%	0.4%	0.5%	0.5%	0.4%

Provision for loan losses	$141	$89	$131	$93	$105	$52	$36
Allowance for loan losses (ALLL)	$1,198	$1,183	$1,197	$1,170	$1,423	$15	$(225)

ALLL as % of Loans (3)	1.3%	1.2%	1.2%	1.2%	1.2%
ALLL as % of NPLs (3)	153.0%	117.6%	127.6%	136.3%	125.9%
ALLL as % of NCOs (3)	237.8%	287.2%	263.2%	190.0%	285.3%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

3Q 2013 Preliminary Results	14

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
CONTINUING OPERATIONS
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Automotive Finance (1)(2)
Consumer
Allowance for loan losses	$651	$610	$599	$575	$618	$41	$32
Total consumer loans	$56,450	$56,028	$55,013	$53,713	$52,434	$422	$4,016
Coverage ratio	1.2%	1.1%	1.1%	1.1%	1.2%

Commercial
Allowance for loan losses	$90	$96	$99	$95	$95	$(6)	$(5)
Total commercial loans	$28,452	$30,193	$31,875	$32,822	$29,935	$(1,741)	$(1,483)
Coverage ratio	0.3%	0.3%	0.3%	0.3%	0.3%

Mortgage (1)(2)
Consumer
Allowance for loan losses	$407	$431	$451	$452	$447	$(24)	$(40)
Total consumer loans	$8,772	$9,270	$9,672	$9,821	$9,787	$(498)	$(1,015)
Coverage ratio	4.6%	4.6%	4.7%	4.6%	4.6%

Corporate and Other (1)(3)
Allowance for loan losses	$50	$46	$48	$48	$47	$4	$3
Total commercial loans	$1,607	$1,502	$2,562	$2,697	$2,591	$105	$(984)
Coverage ratio	3.1%	3.0%	1.9%	1.8%	1.8%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Represents domestic allowance for loan losses only

(3) Includes Insurance

3Q 2013 Preliminary Results	15

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
U.S. Auto Delinquencies - HFI Retail Contract Amount (1)
Delinquent contract $	$1,188	$999	$843	$1,073	$836	$189	$352
% of retail contract $ outstanding	2.10%	1.78%	1.53%	2.00%	1.59%

U.S. Auto Annualized Credit Losses - HFI Retail Contract Amount
Credit losses	$115	$80	$93	$100	$70	$35	$45
% of avg. HFI assets	0.82%	0.57%	0.69%	0.76%	0.54%

U.S. Automotive Finance
Repossessions as a % of average number of managed retail contracts outstanding	1.88%	1.52%	1.64%	1.55%	1.39%
Severity of loss per unit serviced - Retail
New	$9,473	$9,507	$7,378	$6,986	$6,357	$(34)	$3,116
Used	$7,346	$7,422	$6,100	$6,459	$5,709	$(75)	$1,638

(1) $ Amount of accruing contracts greater than 30 days past due

3Q 2013 Preliminary Results	16

ALLY FINANCIAL INC.
CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Cost of Funds
Ally Financial's cost of borrowing (incl. OID)	2.6%	3.0%	2.8%	2.9%	3.2%
Ally Financial's cost of borrowing (excl. OID)	2.4%	2.7%	2.6%	2.7%	3.0%

Capital
Risk-weighted assets	$127.3	$127.2	$141.6	$154.0	$150.3	$0.1	$(23.0)

Tier 1 capital ratio	15.4%	15.4%	14.6%	13.1%	13.6%
Tier 1 common capital ratio	7.9%	8.0%	7.9%	7.0%	7.3%
Total risk-based capital ratio	16.4%	16.5%	15.6%	14.1%	14.6%

Tangible common equity / Tangible assets	7.9%	8.0%	7.9%	6.9%	6.2%
Tangible common equity / Risk-weighted assets	9.4%	9.5%	9.2%	8.1%	7.5%

Shareholders’ equity	$19.1	$19.2	$20.5	$19.9	$18.7	$(0.1)	$0.4
less: Goodwill and certain other intangibles	(0.2)	(0.2)	(0.5)	(0.5)	(0.5)	-	0.3
Unrealized (gains) losses and other adjustments	(1.8)	(1.9)	(1.9)	(1.7)	(0.3)	0.1	(1.5)
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$19.6	$19.7	$20.7	$20.2	$20.4	$(0.1)	$(0.8)

Tier 1 capital	$19.6	$19.7	$20.7	$20.2	$20.4	$(0.1)	$(0.8)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$10.1	$10.2	$11.2	$10.7	$10.9	$(0.1)	$(0.8)

Tier 1 capital	$19.6	$19.7	$20.7	$20.2	$20.4	$(0.1)	$(0.8)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.3	0.3	0.3	0.2	-	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.1	1.0	1.2	1.2	1.2	0.1	(0.1)
Total risk-based capital	$20.9	$21.0	$22.1	$21.7	$21.9	$(0.1)	$(1.0)

Total shareholders' equity	$19.1	$19.2	$20.5	$19.9	$18.7	$(0.1)	$0.4
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.2)	(0.2)	(0.5)	(0.5)	(0.5)	-	0.3
Tangible common equity (2)	$11.9	$12.0	$13.0	$12.5	$11.3	$(0.1)	$0.6

Total assets	$150.6	$150.6	$166.2	$182.3	$182.5	$-	$(31.9)
less: Goodwill and intangible assets	(0.2)	(0.2)	(0.5)	(0.5)	(0.5)	-	0.3
Tangible assets	$150.4	$150.4	$165.7	$181.9	$182.0	$-	$(31.6)

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

3Q 2013 Preliminary Results	17

ALLY FINANCIAL INC.
LIQUIDITY

($ in billions)
	9/30/2013		6/30/2013		9/30/2012
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$3.7	$2.7	$4.5	$3.1	$9.8	$7.1
Highly liquid securities (2)	3.2	6.8	2.5	6.7	0.1	5.4
Current committed unused capacity (3)	13.4	1.8	12.3	3.9	10.7	6.7
Subtotal	$20.3	$11.3	$19.3	$13.7	$20.6	$19.2
Ally Bank intercompany loan (4)	0.9	(0.9)	3.4	(3.4)	3.4	(3.4)
Total Current Available Liquidity	$21.2	$10.4	$22.7	$10.3	$24.0	$15.8
Forward commited unused capacity (5)	0.8	-	1.3	-	3.1	-
Total Available Liquidity	$22.0	$10.4	$24.0	$10.3	$27.1	$15.8

Unsecured Long-Term Debt Maturity Profile	2013	2014	2015	2016	2017	2018 and After
Consolidated remaining maturities (6)	$0.9	$5.5	$5.1	$2.3	$2.6	$13.9

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $4.1 billion in 2Q13 and $4.0 billion in 3Q12, which was available for use by Ally Bank or the Parent. As of 3Q13, the facility was renewed for the exclusive use of the Parent

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Represents capacity from certain forward purchase commitments and committed secured facilities that are generally reliant upon the origination of future automotive receivables over the next 3 months for Q313

(6) Excludes OID amortization

3Q 2013 Preliminary Results	18

ALLY FINANCIAL INC.
DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Key Statistics
Average retail CD maturity (months)	30.8	30.4	29.9	29.5	29.1	0.4	1.7
Average retail deposit rate	1.22%	1.24%	1.29%	1.34%	1.36%

CD balances up for renewal	$2,412	$3,278	$3,105	$2,595	$2,495	$(866)	$(83)
CD balances retained (1)	2,235	3,027	2,873	2,405	2,282	(792)	(47)
Retention rate	93%	92%	93%	93%	91%

Ally Financial Deposits Levels
Ally Bank retail	$41,691	$39,859	$38,770	$35,041	$32,139	$1,832	$9,552
Ally Bank brokered	9,724	9,552	9,877	9,914	9,882	172	(158)
ResMor (2)	-	-	-	-	3,753	-	(3,753)
Other	616	714	1,679	2,961	4,098	(98)	(3,481)
Total deposits	$52,031	$50,125	$50,326	$47,915	$49,872	$1,906	$2,160

(1) Retention includes balances retained in any Ally Bank product

(2) ResMor moved to discontinued operations in 4Q12 and sold in 1Q13

3Q 2013 Preliminary Results	19

ALLY FINANCIAL INC.
ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12
Loan Value (1)
Gross carry value	$8.7	$9.2	$9.6	$9.8	$9.7
Net carry value	$8.3	$8.8	$9.2	$9.3	$9.3

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	39.3%	40.1%	40.2%	38.9%	36.6%
% Second lien	11.2%	11.2%	11.3%	11.7%	12.3%
% Interest only	14.9%	15.3%	19.5%	21.2%	23.3%
% 30+ Day delinquent	2.7%	2.8%	3.0%	3.0%	3.2%
% Low/No documentation	14.0%	13.8%	13.7%	14.0%	14.5%
% Non-primary residence	3.7%	3.7%	3.6%	3.7%	3.8%
Refreshed FICO	729	731	730	730	730
Wtd. Avg. LTV/CLTV (2)	84.0%	84.9%	85.9%	88.9%	89.8%
Higher risk geographies (3)	40.5%	40.6%	40.8%	40.3%	39.6%

(1) Excludes education loans

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(3) Includes CA, FL, MI and AZ

3Q 2013 Preliminary Results	20

ALLY FINANCIAL INC.
DISCONTINUED OPERATIONS

($ in millions)
	QUARTERLY TRENDS					INC / (DEC) VS.
	3Q 13	2Q 13	1Q 13	4Q 12	3Q 12	2Q 13	3Q 12
Impact of Discontinued Operations (1)
Auto Finance	$60	$(245)	$1,037	$112	$125	$305	$(65)
Insurance	5	294	28	38	13	(289)	(8)
Mortgage Operations	-	-	0	0	(0)	-	0
Corporate and Other (2)	(161)	(1,693)	(16)	26	32	1,532	(193)
Consolidated pretax income	$(96)	$(1,644)	$1,049	$175	$170	$1,548	$(266)
Tax expense (benefit)	(10)	(617)	17	(291)	38	606	(48)
Consolidated net income	$(86)	$(1,027)	$1,033	$466	$133	$941	$(219)

Assets of discontinued operations held-for-sale	$5,913	$5,529	$19,062	$32,176	$375	$385	$5,539

Businesses classified as discontinued operations above
Automotive Finance
Canada
Europe, Latin America and China (J.V.)
Insurance
ABA Seguros
U.K.-based operations that provide vehicle service contracts and insurance products in Europe and Latin America
Mortgage
ResCap

(1) Included are operations that have been wound down or sold in addition to those held-for-sale

(2) Includes FHFA and FDIC settlement charge in 3Q13 and ResCap settlement charge in 2Q13

Note: The sale of Brazil closed in 4Q13. The sale of France as well as the Mexican Insurance business closed in 2Q13. The sales of Canada and Europe (ex. France), Mexico, Colombia and Chile were completed 1Q13. The sale of the China (J.V.) has yet to close

3Q 2013 Preliminary Results	21

ALLY FINANCIAL INC.
OWNERSHIP

($ in millions)

Common Ownership as of 3Q 13

Other Tier 1 Capital as of 3Q 13

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,544
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

3Q 2013 Preliminary Results	22